PREPARED BY AND UPON
RECORDATION RETURN TO:
Katten Muchin Rosenman LLP
525 W. Monroe Street
Chicago, Illinois 60661-3693
Attention: Kenneth M. Jacobson, Esq.

BUENA YUMA, LLC,
an Arizona limited liability company, as grantor
(Borrower)

to
CHICAGO TITLE AGENCY, INC.,
an Arizona corporation, as trustee
(Trustee)

for the benefit of

SRE MONARCH LENDING, LLC,
a Delaware limited liability company, as beneficiary
(Lender)

DEED OF TRUST,
ASSIGNMENT OF LEASES AND RENTS
AND SECURITY AGREEMENT

Dated: As of March 23, 2016
Location: Buena Yuma
Buckeye, Arizona
County: Maricopa County

DEED OF TRUST,
ASSIGNMENT OF LEASES AND RENTS
AND SECURITY AGREEMENT
THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Deed of Trust”) is made as of the 23rd day of March, 2016 by BUENA YUMA, LLC, an Arizona limited liability company, having an address at 7001 North Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253, as grantor (the “Borrower”), to CHICAGO TITLE AGENCY, INC., an Arizona corporation, having an address at 6710 N. Scottsdale Road, Suite 100, Scottsdale, Arizona  85253, as trustee (together with its successors and permitted assigns, the “Trustee”), for the benefit of SRE MONARCH LENDING, LLC, a Delaware limited liability company, whose address is c/o Singerman Real Estate, LLC, 980 North Michigan Avenue, Suite 1660, Chicago, Illinois 60611, as beneficiary (together with its successors and assigns, the “Lender”).
THIS INSTRUMENT IS A DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT AFFECTING BOTH REAL AND PERSONAL PROPERTY, INCLUDING FIXTURES. THIS DOCUMENT IS A SECURITY AGREEMENT WITHIN THE MEANING OF THE ARIZONA UNIFORM COMMERCIAL CODE, AS WELL AS A FINANCING STATEMENT WITHIN THE MEANING OF THE ARIZONA UNIFORM COMMERCIAL CODE, AND A FIXTURE FILING IN ACCORDANCE WITH THE ARIZONA UNIFORM COMMERCIAL CODE.
Borrower is indebted to Lender in the original principal amount of up to Four Million Dollars ($4,000,000) or so much thereof as may be advanced from time to time (the “Loan”). The Loan bears interest and is to be repaid pursuant to that certain Promissory Note (the “Note”), dated on or about the date hereof, executed and delivered by Borrower in favor of Lender in the principal amount of the Loan. The indebtedness evidenced by the Note may be borrowed, repaid and reborrowed, subject to and in accordance with the terms and conditions of the Loan Agreement (as defined below).
Performance of the Note is secured in part by this Deed of Trust and by certain other security agreements, collateral and documents, dated on or about the date hereof, executed by Borrower. In connection with the Loan, Borrower has entered into a Loan Agreement executed by Borrower in favor of Lender dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.
BORROWER, IN CONSIDERATION OF AND AS AN INDUCEMENT FOR LENDER TO MAKE THE LOAN, IRREVOCABLY GRANTS, TRANSFERS, CONVEYS AND ASSIGNS TO TRUSTEE, IN TRUST, WITH POWER OF SALE, all of Borrower’s estate, right, title and interest now existing or hereafter acquired in, to and under that certain real estate comprising the Mortgaged Property, as more specifically described in Exhibit A attached hereto and by this reference made a part hereof, including all oil, gas and mineral rights, oil, gas and minerals (whether before or after extraction), easements, appurtenances, water rights, water stock, rights in and to streets, roads and highways (whether before or after vacation thereof), hereditaments and privilege relating, in any manner whatsoever, to the Land and owned by Borrower (collectively, the “Land”), located in the County of Maricopa, State of Arizona.
TOGETHER with all of Borrower’s right, title and interest in and to:
1.    All buildings, structures and improvements now existing or to be hereafter constructed and erected on the Land;
2.    All easements, rights and appurtenances thereto or used in connection therewith;
3.    All rents, royalties, issues, profits, revenues, income and other benefits thereof or arising from the use or enjoyment of all or any portion thereof (subject, however, to the rights and authorities given herein to Borrower to collect and apply such rents, royalties, issues, profits, revenues, income and other benefits);
4.    All interests in and rights, royalties and profits in connection with all minerals, oil and gas and other hydrocarbon substances thereon or therein, development rights or credits, air rights, water, water rights (whether riparian, appropriative, underground, drilling rights, well rights, well site rights, water development rights, or otherwise, and whether or not appurtenant) and water stock shares of any and all water, water rights and water delivery corporations which shares are appurtenant to the Land or any part thereof;
5.    All intangible property and rights relating to the Land, the improvements thereon, or the operation of either or both, or used in connection therewith, including without limitation, entitlements or other governmental or quasi-governmental approvals, licenses, permits, designs, plans and specifications, contracts, trade names, trademarks, copyrights or other similar intellectual property of any kind whatsoever used or incidental to the foregoing;
6.    All furniture, fixtures, machinery, equipment, furnishings, building materials, appliances, inventory and goods of every nature whatsoever (collectively called “equipment and other personal property”) now or hereafter located in or on, or attached or affixed to, or used or intended to be used in connection with, the Land, including, but without limitation, stepping stones, trees, plants, grass, ground cover, timber, crops and other items of landscaping whether boxed, placed in any containers or other planters on the Land or attached, affixed or growing in the Land; all of which, including replacements and additions thereto, shall, to the fullest extent permitted by law and for the purposes of this Deed of Trust, be deemed to be part and parcel of, and appropriated to the use of, the Land and, whether affixed or annexed thereto or not, be deemed conclusively to be real property and conveyed by this Deed of Trust. Borrower agrees to execute and deliver, from time to time, such further instruments and documents as may be required by Lender to confirm the lien of this Deed of Trust on any of the foregoing. The foregoing property, together with the Land, is referred to herein as the “Mortgaged Property.”
THIS DEED OF TRUST SHALL SECURE TO LENDER:
1.    Repayment of the indebtedness and performance of the obligations evidenced by the Note, with all interest and additional interest thereon, including without limitation, the Additional

Interest, and any and all prepayment charges, late charges, costs and fees required thereunder, and all extensions, renewals, modifications, amendments and replacements thereof.
2.    The payment of all other sums which may be advanced by or otherwise be due to Trustee or Lender or any successor to the interest of Lender in and to the Note under any provision of this Deed of Trust or under any other instrument or document referred to in paragraph 3 below, with interest thereon at the rate provided herein or therein;
3.    The performance of each and all of the covenants and agreements of Borrower contained:
(a)    herein, in the Note, and/or in any note evidencing a Future Advance (as hereinafter defined); and/or
(b)    in any and all loan commitments, pledge agreements, loan agreements, supplemental agreements, assignments and instruments of indebtedness or security now or hereafter executed by Borrower in connection with any indebtedness referred to in sub-paragraphs (a), (b) or (c) of this paragraph or for the purpose of supplementing or amending this Deed of Trust or any instrument secured hereby (all of the foregoing in this clause, as the same may be amended, modified or supplemented from time to time, being referred to hereinafter as “Related Agreements”); and
(c)    the repayment of any other loans or advances, with interest thereon, hereafter made to Borrower (or any successor in interest to Borrower as the owner of the Mortgaged Property or any part thereof) by Lender when the promissory note evidencing the loan or advance specifically states that said note is secured by this Deed of Trust, together with all extensions, renewals, modifications, amendments and replacements thereof (“Future Advance”).
ARTICLE I
COVENANTS OF BORROWER
To protect the security of this Deed of Trust, Borrower covenants and agrees as follows:
1.1    Performance of Obligations Secured. Borrower:
a.    Shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, including without limitation, the Additional Interest, the principal of and interest on any Future Advances, and any prepayment, late charges, costs and fees provided for in the Note or in any note evidencing a Future Advance, or as provided for herein; and
b.    Shall further perform fully and in a timely manner all other obligations of Borrower contained herein or in the Note or in any note evidencing a Future Advance, or in any of the Related Agreements.

1.2    Insurance. The provisions of Section 5.1(l) of the Loan Agreement are hereby incorporated by reference into this Deed of Trust to the same extent and with the same force as if fully set forth herein.
1.3    Condemnation and Insurance Proceeds. The provisions of Sections 6.1 and 6.2 of the Loan Agreement are hereby incorporated by reference into this Deed of Trust to the same extent and with the same force as if fully set forth herein.
1.4    Taxes, Liens and Other Items. Borrower shall pay all taxes, bonds, assessments, fees, Liens, charges, fines, impositions and any and all other items which are attributable to or affect the Mortgaged Property and which may attain a priority over this Deed of Trust by making payment prior to delinquency directly to the payee thereof. Borrower shall promptly discharge any Lien which has or may attain priority over this Deed of Trust, except for the Permitted Encumbrances.
1.5    Rents and Profits.
a.    All of the rents, royalties, issues, profits, revenue, income and other benefits of the Mortgaged Property arising from the use or enjoyment of all or any portion thereof or from any lease or agreement pertaining thereto (the “Rents and Profits”), whether now due, past due, or to become due, and including all prepaid rents and security deposits, are hereby absolutely, presently and unconditionally assigned, transferred, conveyed and set over to Lender to be applied by Lender in payment of the principal and interest, and all other sums payable on the Note, and of all other sums payable under this Deed of Trust. Prior to the happening of any Event of Default, Borrower shall have a license to collect and receive any and all Rents and Profits, which license shall be terminable at the sole option of Lender, without regard to the adequacy of its security hereunder and without notice to or demand upon Borrower, upon and during the continuance of any Event of Default. It is understood and agreed that neither the foregoing assignment of Rents and Profits to Lender nor the exercise by Lender of any of its rights or remedies under this Section 1.5 or Article III hereof shall be deemed to make Lender a “mortgagee-in-possession” or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Lender, in person or by agent, assumes actual possession thereof. Nor shall appointment of a receiver for the Mortgaged Property by any court either at the request of Lender or by agreement with Borrower, or the entering into possession of the Mortgaged Property or any part thereof by such receiver, be deemed to make Lender a “mortgagee-in-possession” or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof.
b.    Borrower shall not execute any lease or other occupancy agreement (herein “leases”) of any part of the Mortgaged Property without Lender’s prior written consent, which consent shall not be unreasonably withheld or delayed, and shall at all times fully perform the obligations of the lessor under all such leases. Borrower shall at any time or from time to time, upon request of Lender, transfer and assign to Lender in such form as may be satisfactory to Lender, Borrower’s interest in any lease, subject to and upon the condition, however, that prior to the occurrence of any Event of Default hereunder, except as provided in Section 1.5(c) below, Borrower shall have a license to collect and receive all Rents and Profits under such lease after accrual, but not prior thereto, as set forth in Section 1.5(a) above. Whenever requested by Lender, Borrower shall furnish to Lender a certificate of Borrower setting forth the names of all lessees under any leases, the terms of their respective leases, the space occupied, and the rents payable thereunder.
c.    Without the prior written consent of Lender, Borrower shall not (i) except as is customary in certain forms of leases, accept prepayments of rent exceeding one month under any leases of any part of the Mortgaged Property, or (ii) take any action under or with respect to any such leases which would materially decrease either the obligations of the lessee thereunder or the rights or remedies of the lessor, or (iii) modify or amend any such leases or, except when the lessee is in default or as provided in the lease, cancel or terminate the same or accept a surrender of the leased premises, or (iv) create or permit any lien or encumbrance (except mechanics’ or materialmen’s liens upon lessee’s interest, duly perfected) which, upon foreclosure, would be superior to any such leases, or (v) in any other manner impair Lender’s rights and interest with respect to the Rents and Profits.
d.    If Lender hereafter requests Borrower to do so, each lease thereafter of the Mortgaged Property, or any part thereof, shall make provision for the attornment and non-disturbance of the lessee thereunder to any person succeeding to the interest of Borrower as the result of any foreclosure, trustee’s sale or transfer in lieu of foreclosure hereunder, said provision to be in form and substance approved by Lender.
1.6    Security Agreement. This Deed of Trust is intended to be a security agreement pursuant to the Arizona Uniform Commercial Code for any items of personal property specified above as part of the Mortgaged Property which, under applicable law, may be subject to a security interest pursuant to the Arizona Uniform Commercial Code and which are not herein effectively made part of the real property, and Borrower hereby grants Lender a security interest in said personal property, and in all additions thereto, substitutions therefor and proceeds thereof, for the purpose of securing all indebtedness and other obligations of Borrower now or hereafter secured by this Deed of Trust (“UCC Collateral”), all of which shall be deemed part of the Mortgaged Property. Borrower agrees to execute and deliver financing and continuation statements covering the UCC Collateral from time to time and in such form as Lender may require to perfect and continue the perfection of Lender’s lien or security interest with respect to the UCC Collateral and all the Mortgaged Property. Borrower shall pay all costs of filing such statements and renewals and releases thereof and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Without the prior written consent of Lender, Borrower shall not create or suffer to be created any other security interest in any part of said Mortgaged Property, including replacements and additions thereto. Upon the occurrence of any default of Borrower hereunder, Lender shall have the rights and remedies of a secured party under the Arizona Uniform Commercial Code as well as all other rights and remedies available at law or in equity, and, at Lender’s option, Lender may also invoke the remedies provided in Article III of this Deed of Trust as to the UCC Collateral and all the portions of the Mortgaged Property which are personal property.

1.7    Further Encumbrances or Sales. Without the prior written consent of Lender being first had and obtained, which consent may be given or withheld in Lender’s sole discretion, and except as expressly set forth in the Loan Agreement, Borrower shall not:
a.    sell or transfer all or any portion of the Mortgaged Property or any interest therein. If such consent is given, the transfer shall nevertheless be subject to this Deed of Trust and payment of the indebtedness (including, without limitation, the Note) and performance of the obligations secured hereby. Any transferee shall be required to assume and shall be bound by all obligations of payment and performance pursuant to or secured by this Deed of Trust, including, without limitation, the obligation to pay the Note. Lender retains the right to change the terms of the Note, including but not limited to, increasing the rate of interest provided therein. Such assumption will not release Borrower from any liability to Lender without the prior consent of Lender to such release and Borrower agrees to remain directly and primarily liable to Lender pursuant hereto and for the payment and performances secured hereby despite such assumption. Consent to one such transfer will not be deemed to be a waiver by the Lender of the right to require consent to successive transfers. As used herein, the words “sale” or “transfer” include, in addition to any Change of Control, any sale, lease with option to purchase, lease for a term in excess of three (3) years (other than leases to tenants executed in the ordinary course of Borrower’s business), creation of any lien or other encumbrance subordinate to the lien of this Deed of Trust or alienation, disposition or conveyance of the Mortgaged Property and/or the UCC Collateral described herein or any portion thereof or interest therein, whether voluntary, involuntary or by operation of law or otherwise or the dissolution of Borrower or any change in the control of Borrower. Any Change of Control shall be deemed to be a conveyance of Borrower’s interest in the Mortgaged Property. Borrower shall also comply with the terms of the Loan Agreement.
b.    execute or deliver any pledge, security agreement, mortgage, deed of trust, or other instrument of hypothecation, covering all or any portion of the Mortgaged Property or any interest therein.
1.8    Preservation and Maintenance of Mortgaged Property.
a.    Borrower shall keep the Mortgaged Property and every part thereof in good condition and repair, and shall not permit or commit any waste, impairment, or deterioration of the Mortgaged Property, nor commit, suffer or permit any act upon or use of the Mortgaged Property in violation of law or applicable order of any governmental authority, whether now existing or hereafter enacted and whether foreseen or unforeseen, or in violation of any covenants, conditions or restrictions affecting the Mortgaged Property, or bring or keep any article upon any of the Mortgaged Property or cause or permit any condition to exist thereon which would be prohibited by or could invalidate any insurance coverage maintained, or required hereunder to be maintained, by Borrower on or with respect to any part of the Mortgaged Property, and further shall do all other acts which from the character or use of the Mortgaged Property may be reasonably necessary to protect the security hereof, the specific enumerations herein not excluding the general. Borrower shall not construct any building or structure on the Mortgaged Property without obtaining the prior written consent of Lender. Borrower shall promptly notify Lender in writing of any damage to the Mortgaged Property in excess of Ten Thousand ($10,000.00).

b.    To the extent the Mortgaged Property is used to grow vines, trees, plants, grass or ground cover, Borrower shall manage the same using good and proper practices of husbandry, and shall keep all vines, trees, plants, grass, and ground cover on said Mortgaged Property properly cultivated, irrigated, fertilized, sprayed, fumigated and maintained, and further shall replace promptly all dead or unproductive vines, trees, plants, grass and ground cover with new ones and keep all buildings, fences, ditches, canals, wells and other farming structures, improvements and equipment on the Mortgaged Property in good operating condition, order and repair.
c.    Borrower shall not drill or extract or enter into any lease for the drilling for or extraction of oil, gas or other hydrocarbon substances or any mineral of any kind or character on or from the Mortgaged Property or any part thereof without first obtaining Lender’s written consent.
d.    Except as set forth herein, Borrower shall not initiate or acquiesce in any change in any zoning or other land use classification now or hereafter in effect and affecting the Mortgaged Property or any part thereof without in each case obtaining Lender’s prior written consent which consent shall not be unreasonably withheld or delayed. Lender acknowledges that Borrower may submit applications to the county/municipality in which the Mortgaged Property is located in order to rezone the Land, obtain one or more preliminary and final subdivision plats of the Land (which may entail the granting or creation of access and/or utility easements), and/or entering into a development/annexation agreement with such county/municipality. Lender shall reasonably cooperate in connection therewith (at no expense to Lender) and shall not unreasonably withhold, delay or condition any consent or approval thereof required by the county/municipality.
e.    As to environmental matters, the provisions of the Environmental Indemnity Agreement are hereby incorporated by reference into this Deed of Trust to the same extent and with the same force as if fully set forth herein.
1.9    Trustee’s Costs and Expenses; Governmental Charges. Borrower shall pay all costs, fees and expenses of Trustee, its agents and counsel in connection with the performance of its duties hereunder, including, without limitation, the cost of any trustee’s sale, guaranty or other title insurance coverage ordered in connection with any foreclosure proceedings hereunder, and shall pay all taxes (except federal and state income taxes) or other governmental charges or impositions imposed by any governmental authority on Trustee or Lender by reason of their interest in the Note, or any note evidencing a Future Advance, or this Deed of Trust.
1.10    Protection of Security; Costs and Expenses. Borrower shall appear in and defend any action or proceeding purporting to affect materially and adversely the security hereof or the rights or powers of the Lender or Trustee, and shall pay all reasonable costs and expenses, including, without limitation, cost of evidence of title and reasonable attorneys’ fees, as determined by the judge of the court in any such action or proceeding in which Lender or Trustee may appear, and in any suit brought by Lender to foreclose this Deed of Trust or to enforce or establish any other rights or remedies of Lender hereunder. If Borrower fails to perform any of the covenants or agreements contained in this Deed of Trust, or if any action or proceeding is commenced which adversely affects Lender’s interest in the Mortgaged Property or any part thereof, including, but not limited to, eminent domain, code enforcement, or proceedings of any nature whatsoever under any federal or state law, whether now existing or hereafter enacted or amended, relating to bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, or to a decedent, then Lender or Trustee may, but without obligation to do so and without notice to or demand upon Borrower and without releasing Borrower from any obligation hereunder, make such appearances, disburse such sums and take such action as Lender or Trustee deems necessary or appropriate to protect Lender’s interest, including, but not limited to, disbursement of reasonable attorneys’ fees, entry upon the Mortgaged Property to make repairs or otherwise protect the security hereof, and payment, purchase, contest or compromise of any encumbrance, charge or lien which in the judgment of either Lender or Trustee appears to be prior or superior hereto. Borrower further agrees to pay all reasonable expenses of Lender (including fees and disbursements of counsel) incident to the protection of the rights of Lender hereunder, and enforcement or collection of payment of the Note or any Future Advances whether by judicial or non-judicial proceedings, or in connection with any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding of Borrower, or otherwise. Any amounts disbursed by Lender or Trustee pursuant to this section shall be additional indebtedness of Borrower secured by this Deed of Trust and each of the Related Agreements as of the date of disbursement and shall bear interest at the Interest Rate prior to demand. All such amounts shall be payable by Borrower upon demand and shall thereafter bear interest at the Interest Rate due and payable following the occurrence of an Event of Default pursuant to the terms of the Loan Agreement (the “Default Rate”). Nothing contained in this Section 1.10 shall be construed to require Lender or Trustee to incur any expense, make any appearance, or take any other action. Notwithstanding any provision in this paragraph to the contrary, if any dispute contemplated under the terms of this paragraph results in litigation, the prevailing party shall, in addition to any other relief granted or awarded by the court, be entitled to an award of reasonable attorneys’ fees to be determined by the judge of the court.
1.11    Funds for Taxes and Insurance. If within ten (10) days after the delinquency date of the obligations of Borrower under Sections 1.2 and 1.4 hereof, Borrower fails to provide Lender with proof satisfactory to Lender that such sums have been timely paid, Lender may upon five (5) days’ written notice require the deposit by Borrower, at the time of each payment of an installment of interest or principal under the Note, of an additional amount sufficient to discharge the obligations of Borrower under Sections 1.2 and 1.4 hereof as and when they become due. The determination of the amount payable and of the fractional part thereof to be deposited with Lender shall be made by Lender in its sole discretion. Said amounts shall be held by Lender not in trust and not as agent of Borrower and shall not bear interest, and shall be applied to the payment of the obligations in respect to which the amounts were deposited or, at the option of Lender if the sums deposited shall be insufficient to pay all such obligations in full, to the payment of said obligations in such order or priority as Lender shall determine. If at any time after thirty (30) days prior to the delinquency date of any of the aforementioned obligations the amounts then on deposit therefor shall be insufficient for the payment of such obligation in full, Borrower shall within ten (10) days after receipt of written notice deposit the amount of the deficiency with Lender. If the amounts deposited are in excess of the actual obligations for which they were deposited, Lender may refund any such excess, or, at its option, may hold the same in a reserve account, not in trust and not as agent of Borrower and not bearing interest, and reduce proportionately the required monthly deposits for the ensuing year. Nothing herein contained shall be deemed to affect any right or remedy of Lender under any other provision of this Deed of Trust or under any statute or rule of law to pay any such amount and to add the amount so paid to the indebtedness hereby secured.
If Lender requires deposits to be made pursuant to this section, Borrower shall deliver to Lender true and correct copies of all tax bills, bond and assessment statements, statements of insurance premiums, and statements for any other obligations referred to above as soon as the same are received by Borrower.
If Lender sells or assigns this Deed of Trust, Lender shall transfer all amounts deposited under this section to the purchaser or assignee, and Lender shall thereupon be released and have no further liability hereunder for the application of such deposits, and Borrower shall look solely to such purchaser or assignee for such application and for all responsibility relating to such deposits.
ARTICLE II
EVENTS OF DEFAULT
2.1    The provisions of Section 9.1 of the Loan Agreement are hereby incorporated by reference into this Deed of Trust to the same extent and with the same force as if fully set forth herein.
ARTICLE III
REMEDIES
Upon the occurrence of any Event of Default and the expiration of any applicable period within which to cure the same, Trustee and Lender shall have the following rights and remedies in addition to any other available at law or in equity, including those set forth in the Loan Agreement:
3.1    Acceleration. Lender may declare the entire principal amount of the Note and/or any Future Advances then outstanding (if not then due and payable), and accrued and unpaid interest thereon, and all other sums or payments required thereunder, including without limitation, the Additional Interest, hereunder or under the Related Agreements, to be due and payable immediately, and notwithstanding the stated maturity in the Note, or any note evidencing any Future Advance, the principal amount of the Note and/or any Future Advances and the accrued and unpaid interest thereon and all other sums or payments required thereunder, hereunder or under the Related Agreements, including the additional interest, shall thereupon become and be immediately due and payable.
3.2    Entry. Without regard to the value of the security, Lender in person or by agent or by court-appointed receiver may enter upon, take possession of, manage and operate the Mortgaged Property or any part thereof and do all things necessary or appropriate in a commercially reasonable manner, including, without limitation, making and enforcing, and if the same be subject to modification or cancellation, modifying or canceling leases upon such terms or conditions as Lender deems proper, obtaining and evicting tenants, and fixing or modifying rents, contracting for and making repairs and alterations, and doing any and all other acts which Lender deems proper to protect the security hereof; and either with or without so taking possession, in its own name or in the name of Borrower, suing for or otherwise collecting and receiving the Rents and Profits, including those past due and unpaid, and applying the balance after paying costs and expenses of operation and collection, including reasonable attorneys’ fees, upon any indebtedness secured hereby, and in such order as Lender may determine. Upon request of Lender, Borrower shall assemble and make available to Lender at the site of the Land covered hereby any of the Mortgaged Property which has been removed therefrom. The entering upon and taking possession of the Mortgaged Property, or any part thereof, the collection of any Rents and Profits and the application thereof as aforesaid shall not cure or waive any default theretofore or thereafter occurring or affect any notice of default hereunder or invalidate any act done pursuant to any such default or notice, and, notwithstanding continuance in possession of the Mortgaged Property or any part thereof by Lender, Borrower or a receiver, and the collection, receipt and application of the Rents and Profits, Lender shall be entitled to exercise every right provided for in this Deed of Trust or by law or in equity. Subject to any notice provisions and other provisions affording Borrower an opportunity to cure defaults hereunder, any and all such actions may be taken by Lender irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness hereby secured. The exercise by Lender of any of the remedies provided herein shall be deemed an acceleration pursuant to Section 3.1.
3.3    Judicial Action. Lender may bring an action in any court of competent jurisdiction to foreclose this instrument by judicial foreclosure of mortgage or to enforce any of the covenants and agreements hereof which are specifically enforceable, and seek damages for the breach of other covenants and agreements.
3.4    Power of Sale. Lender may elect to cause the Mortgaged Property or any part thereof to be sold under the power of sale herein granted in any manner permitted by applicable law for sale of property secured by a deed of trust. In connection with any sale or sales hereunder, Lender may elect to treat any of the Mortgaged Property which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property. Lender shall not, however, sever fixtures from the Land and dispose of the same as personal property or sell other personal property, subject hereto, apart from the Land unless required by law to do so, or unless the law does not permit joint sale of said other personal property with the Land. Any sale of the UCC Collateral and any other personal property hereunder shall be conducted in any manner permitted by the Arizona Uniform Commercial Code, including the sale of personal property as part of the sale of real property as permitted by the Arizona Uniform Commercial Code. Should Lender elect to sell the Mortgaged Property, or any part thereof, which is real property or which Lender has elected to treat as real property or sell as personal property with any such sale of any real property as provided above, Lender or Trustee shall give such notice of default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, Trustee, at the time and place specified in the notice of sale, shall sell said real property or part thereof at public auction to the highest bidder for cash in lawful money of the United States. Trustee may, and upon request of Lender shall, from time to time, postpone any sale hereunder by public announcement thereof at the time and place noticed therefor. If the Mortgaged Property consists of several lots, parcels or items of property, Lender may designate the order in which such lots, parcels or items shall be offered for sale or sold. Any person, including Lender, may purchase at any public sale hereunder, and Lender shall have the right to purchase at any public sale hereunder by crediting upon the bid price the amount of all or any part of the indebtedness hereby secured. Should Lender desire that more than one sale or other disposition of the Mortgaged Property be conducted, Lender may, at its option, cause the same to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Lender may deem to be in its best interests, and no such sale shall terminate or otherwise affect the lien of this Deed of Trust on any part of the Mortgaged Property not sold until all indebtedness secured hereby has been fully paid. Upon any sale hereunder, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession; and the recitals in any such deed or deeds of facts, such as default, the giving of notice of default and notice of sale, and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts, and any such deed or deeds shall be conclusive against all persons as to such facts recited therein.
3.5    Proceeds of Sale. Except as may otherwise be required by law, the proceeds of any sale made under or by virtue of this Article III, together with all other sums which then may be held by Trustee or Lender under this Deed of Trust, whether under the provisions of this Article III or otherwise, shall be applied as follows:
First: To the payment of the costs and expenses of operation of the Mortgaged Property to the extent that the same shall not be paid from operating revenues, to the costs and expenses of exercising the remedies hereunder, including, but not limited to, the payment of the Trustee’s and reasonable attorney’s fees, actually incurred, to the payment of all expenses, liabilities and advances made or incurred by Trustee under this Deed of Trust, together with interest on all advances made by Trustee at the Interest Rate until demand and thereafter at the Default.
Second: To the payment of any and all sums expended by Lender under the terms hereof, not then repaid, with accrued interest at the Default Rate, and all other sums (except advances of principal and interest thereon) required to be paid by Borrower pursuant to any provisions of this Deed of Trust, the Note or any note evidencing any Future Advance, or any of the Related Agreements, including, without limitation, late fees and charges, all expenses, liabilities and advances made or incurred by Lender under this Deed of Trust or in connection with the enforcement thereof, together with interest thereon at the Default Rate.
Third: To the payment of the entire amount then due, owing or unpaid for principal and interest upon the Note and any notes evidencing any Future Advances, with interest on the unpaid principal at the rate set forth therein from the date of advancement thereof until the same is paid in full, together with the Additional Interest.
Fourth: The remainder, if any, to the person or persons legally entitled thereto.

3.6    Waiver of Marshaling. Borrower, for itself and for all persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Deed of Trust, hereby expressly waives and releases all rights (except as may be granted by the statutes of the State of Arizona) to direct the order in which any of the Mortgaged Property shall be sold in the event of any sale or sales pursuant hereto and to have any of the Mortgaged Property and/or any other property now or hereafter constituting security for any of the indebtedness secured hereby marshaled upon any foreclosure of this Deed of Trust or of any other security for any of said indebtedness.
3.7    Remedies Cumulative. No remedy herein conferred upon or reserved to Trustee or Lender is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Trustee or Lender to exercise any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein; and every power and remedy given by this Deed of Trust to Trustee or Lender may be exercised from time to time as often as may be deemed expedient by Trustee or Lender. If there exists additional security for the performance of the obligations secured hereby, the Lender under the provisions of the Note, at its sole option, and without limiting or affecting any of its rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights and remedies it may have in connection with such other security or in such order as it may determine. Any application of any amounts or any portion thereof held by Lender at any time as additional security hereunder, whether pursuant to Sections 1.2, 1.3 or 3.2 hereof or otherwise, to any indebtedness secured hereby shall not extend or postpone the due dates of any payments due from Borrower to Lender hereunder or under the Note, any Future Advances or any of the Related Agreements, or change the amounts of any such payments or otherwise be construed to cure or waive any default or notice of default hereunder or invalidate any act done pursuant to any such default or notice.
ARTICLE IV
MISCELLANEOUS
4.1    Severability. In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
4.2    Certain Charges. Interest rate charges on default are provided for in the Loan Agreement at a Default Rate.
4.3    Notices. Except as required by Arizona statutes relating to trust deed sales, all notices expressly provided hereunder to be given by Lender to Borrower and all notices and demands of any kind or nature whatsoever which Borrower may be required or may desire to give to or serve on Lender shall be in writing and shall comply and be given in compliance with the provisions of Section 12.2 of the Loan Agreement, which are hereby incorporated by reference into this Deed of Trust to the same extent and with the same force as if fully set forth herein.
4.4    Borrower Not Released. Extension of the time for payment or modification of the terms of payment of any sums secured by this Deed of Trust granted by Lender to any successor in interest of Borrower shall not operate to release, in any manner, the liability of the original Borrower. Lender shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify the terms of payment of the sums secured by this Deed of Trust by reason of any demand made by the original Borrower. Without affecting the liability of any person, including Borrower, for the payment of any indebtedness secured hereby, or the lien of this Deed of Trust on the remainder of the Mortgaged Property for the full amount of any such indebtedness unpaid, Lender and Trustee are respectively empowered as follows: Lender may from time to time and without notice (a) release any person liable for the payment of any of the indebtedness, (b) extend the time or, with the consent of Borrower, otherwise alter the terms of payment of any of the indebtedness, (c) accept additional real or personal property of any kind as security therefor, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security, or (d) alter, substitute or release any property securing the indebtedness; Trustee may, at any time, and from time to time, upon the written request of Lender (a) consent to the making of any map or plat of the Mortgaged Property or any part thereof, (b) join in granting any easement or creating any restriction thereon, (c) join in any subordination or other agreement affecting this Deed of Trust or the lien or charge hereof, or (d) reconvey, without any warranty, all or any part of the Mortgaged Property.
4.5    Inspection. Lender may at any reasonable time or times make or cause to be made entry upon and inspections of the Mortgaged Property or any part thereof in person or by agent.
4.6    Reconveyance. Upon the payment in full of all sums secured by this Deed of Trust, and upon the performance in full of all terms, conditions and obligations of Borrower under the provisions of all contracts secured by this Deed of Trust, Lender shall request Trustee to reconvey the Mortgaged Property and shall surrender this Deed of Trust and all notes, if any, evidencing indebtedness secured by this Deed of Trust to Trustee. Upon payment of its fees and any other sums owing to it under this Deed of Trust, Trustee shall reconvey the Mortgaged Property, without warranty to the person or persons legally entitled thereto. Such person or persons shall pay all costs of recordation, if any. The recitals in such conveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as “the person or persons legally entitled thereto.” Six years after issuance of such full reconveyance, Trustee may destroy the Note, said notes, if any, and this Deed of Trust unless otherwise directed by Lender.
4.7    Statute of Limitations. The pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust is hereby waived to the fullest extent permitted by law.
4.8    Variable Rate; Future Advances. Lender may make advances of principal to Borrower (which amounts shall bear interest under the Note), may accept partial payments or entire payments of such advances, and interest thereon, and may re-advance principal previously repaid by Borrower (which amounts shall bear interest under the Note), provided that the amount of principal outstanding shall not exceed the face amount of the Note as set forth on the first (1st) page of this Deed of Trust, plus such amounts of interest (including the Additional Interest) as may be added to principal and such other interest, charges and fees, as may be otherwise be accrued and outstanding under the Note from time-to-time. The terms of the Note are incorporated herein by this reference as though set forth in full. For so long as this Deed of Trust remains of record and not fully reconveyed, any such advance (or re-advance), and interest thereon, shall remain fully secured by this Deed of Trust and shall have priority over any encumbrance, mortgage, deed of trust, or other obligation or interest in the Mortgaged Property or secured by the Mortgaged Property (individually each “Junior Encumbrance” and, collectively, the “Junior Encumbrances”) which is granted, conveyed, assigned, attaches to, becomes perfected, or otherwise encumbers the Mortgaged Property, or any portion thereof or interest therein, after the date of recordation of this Deed of Trust (or which is concurrently herewith or hereafter subordinated by express agreement to this Deed of Trust), whether such Junior Encumbrance is prior to or subsequent in time to the making of such advance or the accrual of such interest. The lien and priority of this Deed of Trust shall remain as aforesaid, notwithstanding that the amount outstanding and unpaid under the Note may be reduced to zero, and any subsequent advance and interest thereon shall retain the same priority over Junior Encumbrances as this Deed of Trust has as of the date of its recordation (or by such express subordination agreement). The Note may provide for an adjustable interest rate accrual of interest, adjustments of interest, addition of interest to principal and accrual of interest thereon, negative amortization and other terms and conditions which may have the effect of increasing the amount outstanding above the maximum principal sum of the Note set forth on the first (1st) page of this Deed of Trust, all of which are and shall be secured by this Deed of Trust. It is the intent of this Article IV that this Deed of Trust shall encumber the Mortgaged Property, that Borrower shall be entitled to no reconveyance in full thereof, and that any Junior Encumbrance (whether rendered such by priorities in time or by express subordination to this Deed of Trust) at all times shall be subordinated entirely to all sums and obligations secured by this Deed of Trust, whether or not under applicable law such sum or obligation would otherwise be deemed an “optional advance” and whether or not the lien of this Deed of Trust under applicable law would otherwise be deemed to have expired by reason of a satisfaction of the debt secured hereby, until (a) all sums secured hereby have been fully paid, with interest; and (b) this Deed of Trust has actually been reconveyed in full. Any holder of a Junior Encumbrance, by becoming such holder, or by subordinating hereto, shall be deemed to have notice of this Article IV and all other terms of this Deed of Trust as well as notice of all other Related Agreements. The waiver by Lender of any term, condition, remedy, or provision of any of said documents which could enable Lender to withhold further advances or to demand immediate payment of all or portions of principal or interest shall not give rise to any loss of priority whatsoever as against any such Junior Encumbrance. In addition to all of the foregoing, this Deed of Trust may secure one or more future advances (“Future Advances”) by Lender, and interest thereon. It is expressly acknowledged and agreed that Lender has no obligation whatsoever to make any Future Advances to Borrower, except with respect to “Advances” pursuant to the terms and conditions of the Loan Agreement.

4.9    Interpretation. Wherever used in this Deed of Trust, unless the context otherwise indicates a contrary intent, or unless otherwise specifically provided herein, the word “Borrower” shall mean and include both Borrower and any subsequent owner or owners of the Mortgaged Property, and the word “Lender” shall mean and include not only the original Lender hereunder but also any future owner, holder or assignee, including pledgees, of the Note secured hereby, the evidence of any other indebtedness or obligation secured hereby and this Deed of Trust. In this Deed of Trust whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the neuter includes the feminine and/or masculine, and the singular number includes the plural and conversely. In this Deed of Trust, the use of the word “including” shall not be deemed to limit the generality of the term or clause to which it has referenced, whether or not non-limiting language (such as “without limitation,” or “but not limited to,” or words of similar import) is used with reference thereto. The captions and headings of the articles and sections of this Deed of Trust are for convenience only and are not to be used to interpret, define or limit the provisions hereof.
4.10    Consent; Power of Attorney Delegation to Sub-Agent. The granting or withholding of consent by Lender to any transaction as required by the terms hereof shall not be deemed a waiver of the right to require consent to future or successive transactions. Wherever a power of attorney is conferred upon Lender hereunder, it is understood and agreed that such power is conferred with full power of substitution, and Lender may elect, in its sole, absolute and uncontrolled discretion, to exercise such power itself or to delegate such power, or any part thereof, to one or more sub-agents.
4.11    Successors and Assigns. All of the grants, obligations, covenants, agreements, terms, provisions and conditions herein shall apply to be binding upon and inure to the benefit of, the heirs, administrators, executors, legal representatives, successors and assigns of Borrower and the substitutes for and successors of Trustee as a trustee and the endorsees, transferees, successors and assigns of Lender. In the event Borrower is composed of more than one party, the obligations, covenants, agreements, and warranties contained herein as well as the obligations arising therefrom are and shall be joint and several as to each such party.
4.12    Governing Law. THIS DEED OF TRUST WAS NEGOTIATED IN THE STATE OF ILLINOIS, AND ACCEPTED BY LENDER IN THE STATE OF ILLINOIS, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF ILLINOIS, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS DEED OF TRUST AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT

ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER TRANSACTION DOCUMENTS WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE OF ARIZONA; IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF THE STATE OF ARIZONA, THE LAW OF THE STATE OF ILLINOIS SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL TRANSACTION DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS DEED OF TRUST OR THE OTHER TRANSACTION DOCUMENTS, AND THIS DEED OF TRUST AND/OR THE OTHER TRANSACTION DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.
4.13    Substitution of Trustee. Lender may, at Borrower’s sole cost and expense, remove Trustee at any time or from time to time and appoint a successor trustee, and upon such appointment, all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall be appointed by written instrument, duly recorded in the county or counties where Land is located, which appointment may be executed by any authorized agent of Lender or in any other manner permitted by applicable law.
4.14    Request for Notices. Borrower hereby requests that a copy of notice of default and notice of sale as may be required by law be mailed to it at its address above stated, unless in the event such notice address is changed pursuant to the provisions of the Loan Agreement, in which event to such changed address.
4.15    Limitation on Lender’s Responsibility. No provision of this Deed of Trust shall operate to place any obligation or liability for the control, care, management or repair of the Mortgaged Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Mortgaged Property by any tenants or any other Person, or for any dangerous or defective condition of the Mortgaged Property, or for any negligence in the management, upkeep, repair or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession.”
4.16    Fully Recourse. The provisions of Section 12.15 of the Loan Agreement are hereby incorporated by reference into this Deed of Trust to the same extent and with the same force as if fully set forth herein.
4.17     Additional Interest. This Deed of Trust shall remain in full force and effect until the Additional Interest shall have been paid to Lender by Borrower pursuant to the terms and conditions of the Loan Agreement.

4.18     Additional Sums. In the event that the law applicable to interest payable in connection with the Loan shall be the law of the State of Arizona, Borrower agrees that all loan origination, standby, commitment and other fees, including attorneys’ fees and any commissions or fees paid or to be paid to brokers, prepayment premiums, additional interest, charges, points, goods, things in action or any other sums or things of value, including any impound accounts, compensating balance requirements or other contractual obligations (collectively, the “Additional Sums”) paid or payable by Borrower with respect to the Indebtedness, whether pursuant to the Note or otherwise, that under the laws of the State of Arizona may be deemed to be interest with respect to the Indebtedness, shall be payable by Borrower as, and shall be deemed to be additional interest, and the interest rate shall be the sum of the Interest Rate or the Default Rate, as applicable, plus the interest rate resulting from the Additional Sums being considered as interest.
IN WITNESS WHEREOF, the party has caused this Deed of Trust to be executed by its officer thereunto duly authorized, as of the date first above written.
BORROWER:

BUENA YUMA, LLC,
an Arizona limited liability company

By: _________________________________
Name:
Title:

STATE OF _________    )
                ) ss.
COUNTY OF __________    )
On this, the _____ day of ____________, 2016, before me the undersigned Notary Public, personally appeared Lawrence D. Bain, as the Chairman and CEO of IMH FINANCIAL CORPORATION, a Delaware corporation, which is the sole member and manager of BUENA YUMA, LLC, an Arizona limited liability company, and acknowledged that he executed the foregoing instrument in the capacity thereon stated, for the purposes therein contained.
In witness whereof, I have hereunto set my hand and official seal.

_________________________________________
Notary Public

My commission expires:

EXHIBIT A
LEGAL DESCRIPTION
Parcel No. 1:

That parcel of land situated in the Southeast quarter of Section 17, Township 1 North, Range 3 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

Commencing at the East quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap marked LS No. 29891, from which the Southeast corner of said Section 17, which is monumented by a Maricopa County Brass Cap, bears as a basis of bearings South 00 degrees 20 minutes 42 seconds West, 2621.47 feet;

Thence North 89 degrees 53 minutes 41 seconds West, along the East-West mid-section line of said Section 17, 1320.37 feet;

Thence South 00 degrees 18 minutes 52 seconds West, 1310.75 feet;

Thence South 28 degrees 40 minutes 19 seconds West, 27.33 feet;

Thence South 07 degrees 14 minutes 33 seconds West, 44.78 feet;

Thence South 04 degrees 12 minutes 16 seconds East, 25.44 feet;

Thence South 00 degrees 56 minutes 04 seconds East, 142.96 feet to the True point of beginning;

Thence South 00 degrees 56 minutes 04 seconds East, 5.33 feet;

Thence North 85 degrees 16 minutes 11 seconds East, 162.81 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 04 degrees 43 minutes 49 seconds West, 600.00 feet;

Thence Northeasterly, along said curve to the left, through a central angle of 43 degrees 20 minutes 02 seconds, an arc distance of 453.79 feet to a point of tangency;

Thence North 41 degrees 56 minutes 09 seconds East, 24.03 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 48 degrees 03 minutes 51 seconds West, 492.00 feet;

Thence Northeasterly, along said curve to the left, through a central angle of 31 degrees 18 minutes 01 seconds, an arc distance of 268.78 feet to a point of tangency;

Thence North 10 degrees 38 minutes 08 seconds East, 9.45 feet;

Thence South 89 degrees 39 minutes 18 seconds East, 641.09 feet to a point lying on the Easterly line of the Southeast quarter of said Section 17;

Thence South 00 degrees 20 minutes 42 seconds West, along said Easterly line, 1360.93 feet;

Thence South 80 degrees 44 minutes 54 seconds West, 1126.04 feet to a point lying on the Southerly line of the Southeast quarter of said Section 17;

Thence North 89 degrees 57 minutes 25 seconds West, along said Southerly line, 1525.84 feet to the South quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap marked LS No. 29891;

Thence North 00 degrees 17 minutes 46 seconds East, along the North-South mid-section line, 997.14 feet;

Thence South 89 degrees 42 minutes 14 seconds East, 375.13 feet;

Thence North 86 degrees 31 minutes 58 seconds East, 135.00 feet;

Thence North 86 degrees 36 minutes 47 seconds East, 142.68 feet;

Thence North 83 degrees 24 minutes 43 seconds East, 419.66 feet;

Thence South 88 degrees 40 minutes 22 seconds East, 84.09 feet;

Thence North 09 degrees 35 minutes 55 seconds East, 26.60 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 80 degrees 24 minutes 05 seconds West, 175.00 feet;

Thence Northeasterly, along said curve to the left, through a central angle of 03 degrees 47 minutes 06 seconds, an arc distance of 11.56 feet;

Thence South 84 degrees 11 minutes 10 seconds East, 50 feet;

Thence South 80 degrees 24 minutes 05 seconds East, 97.01 feet to the true point of beginning;

Except that property described as follows:

Commencing at the East quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap marked LS No. 29891, from which the Southeast corner of said Section 17, which is monumented by a Maricopa County Brass Cap, bears as a basis of bearings South 00 degrees 20 minutes 42 seconds West, 2621.47 feet;

Thence South 00 degrees 20 minutes 44 seconds West, along the Easterly line of the Southeast quarter of said Section 17, 2339.19 feet;

Thence North 89 degrees 57 minutes 24 seconds West, 50.02 feet to the true point of beginning;

Thence South 79 degrees 32 minutes 47 seconds West, 94.39 feet;

Thence North 00 degrees 18 minutes 50 seconds West, 95.36 feet;

Thence North 79 degrees 36 minutes 13 seconds East, 95.48 feet;

Thence South 00 degrees 20 minutes 25 seconds West, 95.46 feet to the true point of beginning; and

Except that parcel of land situate in the Southeast quarter of Section 17, Township 1 North, Range 3 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

Commencing at the Southeast quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap, from which the East quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap marked "RLS 29891", bears as basis of bearings North 00 degrees 20 minutes 42 seconds East, 2621.47 feet;

Thence North 00 degrees 20 minutes 42 seconds East, along the Easterly line of the Southeast quarter of said Section 17, 282.02 feet;

Thence North 89 degrees 39 minutes 18 seconds West, 50.02 feet to the true point of beginning;

Thence South 79 degrees 32 minutes 47 seconds West, 208.69 feet;

Thence North 00 degrees 20 minutes 42 seconds East, 291.06 feet;

Thence South 89 degrees 39 minutes 18 seconds East, 205.00 feet to a point on a line which is parallel with, and 50.02 feet Westerly of, the Easterly line of the Southeast quarter of said Section 17;

Thence South 00 degrees 20 minutes 42 seconds West, along said parallel line, 251.96 feet to the true point of beginning.

Except from this exception that property described as follows::

Commencing at the Southeast corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap, from which the East quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap marked "RLS 29891", bears as basis of bearings, North 00 degrees 20 minutes 42 seconds East, 2621.47 feet;

Thence North 00 degrees 20 minutes 42 seconds East, along the Easterly line of the Southeast quarter of said Section 17, 282.02 feet;

Thence North 89 degrees 39 minutes 18 seconds West, 50.02 feet to the true point of beginning;

Thence South 79 degrees 32 minutes 47 seconds West, 94.39 feet;

Thence North 00 degrees 18 minutes 50 seconds West, 95.36 feet;

Thence North 79 degrees 36 minutes 13 seconds East, 95.48 feet to a point on a line which is parallel with, and 50.02 feet Westerly of, the Easterly line of the Southeast quarter of said Section 17;

Thence South 00 degrees 20 minutes 42 seconds West, along said parallel line, 95.46 feet to the true point of beginning.

Parcel No. 2:

That parcel of land situated in the Southeast quarter of Section 17, Township 1 North, Range 3 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

Commencing at the East quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation brass cap marked LS No. 29891, from which the Southeast corner of said Section 17, which is monumented by a Maricopa County brass cap, bears as a basis of bearings South 00 degrees 20 minutes 42 seconds West, 2621.47 feet;

Thence North 89 degrees 53 minutes 41 seconds West, along the East-West mid-section line of said Section 17, 1320.37 feet to the true point of beginning;

Thence South 00 degrees 18 minutes 52 seconds West, 1310.75 feet;

Thence South 28 degrees 40 minutes 19 seconds West, 27.33 feet;

Thence South 07 degrees 14 minutes 33 seconds West, 44.78 feet;

Thence South 04 degrees 12 minutes 16 seconds East, 25.44 feet;

Thence South 00 degrees 56 minutes 04 seconds East, 148.30 feet;

Thence North 85 degrees 16 minutes 11 seconds East, 162.81 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 04 degrees 43 minutes 49 seconds West, 600.00 feet;

Thence Northeasterly, along said curve to the left, through a central angle of 43 degrees 20 minutes 02 seconds, an arc distance of 453.79 feet to a point of tangency;

Thence North 41 degrees 56 minutes 09 seconds East, 24.03 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 48 degrees 03 minutes 51 seconds West, 492.00 feet;

Thence Northeasterly, along said curve to the left, through a central angle of 31 degrees 18 minutes 01 second, an arc distance of 268.78 feet to a point of tangency;

Thence North 10 degrees 38 minutes 08 seconds East, 9.45 feet;

Thence South 89 degrees 39 minutes 18 seconds East, 641.09 feet to a point lying on the Easterly line of the Southeast quarter of said Section 17;

Thence South 00 degrees 20 minutes 42 seconds West, along said Easterly line, 1360.93 feet;

Thence South 80 degrees 44 minutes 54 seconds West, 1126.04 feet to a point lying on the Southerly line of the Southeast quarter of said Section 17;

Thence North 89 degrees 57 minutes 25 seconds West, along said Southerly line, 1525.84 feet to the South quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation brass cap marked LS No. 29891;

Thence North 00 degrees 17 minutes 46 seconds East, along the North-South mid-section line, 2624.33 feet to the center of said Section 17, which is monumented by a brass cap in a handhole;

Thence South 89 degrees 53 minutes 41 seconds East, along the East-West mid-section line, 1317.99 feet to the true point of beginning;

Except that property described as follows:

Commencing at the East quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation brass cap marked LS No. 29891, from which the Southeast corner of said Section 17, which is monumented by a Maricopa County brass cap, bears as a basis of bearings South 00 degrees 20 minutes 42 seconds West, 2621.47 feet;

Thence South 00 degrees 20 minutes 44 seconds West, along the Easterly line of the Southeast quarter of said Section 17, 2339.19 feet;

Thence North 89 degrees 57 minutes 24 seconds West, 50.02 feet to the true point of beginning;

Thence South 79 degrees 32 minutes 47 seconds West, 94.39 feet;

Thence North 00 degrees 18 minutes 50 seconds West, 95.36 feet;

Thence North 79 degrees 36 minutes 13 seconds East, 95.48 feet;

Thence South 00 degrees 20 minutes 25 seconds West, 95.46 feet to the true point of beginning; and
That portion described as follows:

That parcel of the Southeast quarter of Section 17, Township 1 North, Range 3 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

Commencing at the East quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap marked LS No. 29891, from which the Southeast corner of said Section 17, which is monumented by a Maricopa County Brass Cap, bears as a basis of bearings South 00 degrees 20 minutes 42 seconds West, 2621.47 feet;

Thence North 89 degrees 53 minutes 41 seconds West, along the East-West mid-section line of said Section 17, 1320.37 feet;

Thence South 00 degrees 18 minutes 52 seconds West, 1310.75 feet;

Thence South 28 degrees 40 minutes 19 seconds West, 27.33 feet;

Thence South 07 degrees 14 minutes 33 seconds West, 44.78 feet;

Thence South 04 degrees 12 minutes 16 seconds East, 25.44 feet;

Thence South 00 degrees 56 minutes 04 seconds East, 142.96 feet to the true point of beginning;

Thence South 00 degrees 56 minutes 04 seconds East, 5.33 feet;

Thence North 85 degrees 16 minutes 11 seconds East, 162.81 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 04 degrees 43 minutes 49 seconds West, 600.00 feet;

Thence Northeasterly, along said curve to the left, through a central angle of 43 degrees 20 minutes 02 seconds, an arc distance of 453.79 feet to a point of tangency;

Thence North 41 degrees 56 minutes 09 seconds East, 24.03 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 48 degrees 03 minutes 51 seconds West, 492.00 feet;

Thence Northeasterly, along said curve to the left, through a central angle of 31 degrees 18 minutes 01 seconds, an arc distance of 268.78 feet to a point of tangency;

Thence North 10 degrees 38 minutes 08 seconds East, 9.45 feet;

Thence South 89 degrees 39 minutes 18 seconds East, 641.09 feet to a point lying on the Easterly line of the Southeast quarter of said Section 17;

Thence South 00 degrees 20 minutes 42 seconds West, along said Easterly line, 1360.93 feet;

Thence South 80 degrees 44 minutes 54 seconds West, 1126.04 feet to a point lying on the Southerly line of the Southeast quarter of said Section 17;

Thence North 89 degrees 57 minutes 25 seconds West, along said Southerly line, 1525.84 feet to the South quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap marked LS No. 29891;

Thence North 00 degrees 17 minutes 46 seconds East, along the North-South mid-section line, 997.14 feet;

Thence South 89 degrees 42 minutes 14 seconds East, 375.13 feet;

Thence North 86 degrees 31 minutes 58 seconds East, 135.00 feet;

Thence North 86 degrees 36 minutes 47 seconds East, 142.68 feet;

Thence North 83 degrees 24 minutes 43 seconds East, 419.66 feet;

Thence South 88 degrees 40 minutes 22 seconds East, 84.09 feet;

Thence North 09 degrees 35 minutes 55 seconds East, 26.60 feet to the beginning of a tangent curve, concave Northwesterly, whose radius point bears North 80 degrees 24 minutes 05 seconds West, 175.00 feet;

Thence Northeasterly, along said curve to the left, through a central angle of 03 degrees 47 minutes 06 seconds, an arc distance of 11.56 feet;

Thence South 84 degrees 11 minutes 10 seconds East, 50 feet;

Thence South 80 degrees 24 minutes 05 seconds East, 97.01 feet to the true point of beginning;

Except from this exception that property described as follows:

Commencing at the East quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation Brass Cap marked LS No. 29891, from which the Southeast corner of said Section 17, which is monumented by a Maricopa County Brass Cap, bears as a basis of bearing South 00 degrees 20 minutes 42 seconds West, 2621.47 feet;

Thence South 00 degrees 20 minutes 44 seconds West, along the Easterly line of the Southeast quarter of said Section 17, 2339.19 feet;

Thence North 89 degrees 57 minutes 24 seconds West, 50.02 feet to the true point of beginning;

Thence South 79 degrees 32 minutes 47 seconds West, 94.39 feet;

Thence North 00 degrees 18 minutes 50 seconds West, 95.36 feet;

Thence North 79 degrees 36 minutes 13 seconds East, 95.48 feet;

Thence South 00 degrees 20 minutes 25 seconds West, 95.46 feet to the true point of beginning.

Parcel No. 3:

That parcel of land situated in the Northeast quarter of Section 17, Township 1 North, Range 3 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, described as follows:

Commencing at the East quarter corner of said Section 17, which is monumented by a Maricopa County Department of Transportation brass cap marked LS No. 29891, from which the Southeast corner of said Section 17, which is monumented by a Maricopa County brass cap, bears as a basis of bearings South 00 degrees 20 minutes 42 seconds West, 2621.47 feet;

Thence North 89 degrees 53 minutes 41 seconds West, along the East-West mid-section line of said Section 17, 1320.37 feet to the true point of beginning;

Thence continuing North 89 degrees 53 minutes 41 seconds West, along said East-West mid-section line, 1317.99 feet to the center of said Section 17, which is monumented by a brass cap in a hand hole;

Thence North 00 degrees 17 minutes 50 seconds East, along the North-South mid-section line of said Section 17, 2005.57 feet;

Thence South 69 degrees 22 minutes 19 seconds East, 1406.03 feet;

Thence South 00 degrees 18 minutes 52 seconds West, 1512.65 feet to a point lying on the East-West mid-section line and the true point of beginning.

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